UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2026

nVent Electric plc

(Exact name of Registrant as specified in its charter)

Ireland	001-38265	98-1391970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW, United Kingdom

(Address of principal executive offices)

Registrant's telephone number, including area code: 44-20-3966-0279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 11, 2026, Randolph A. Wacker, Senior Vice President, Chief Accounting Officer and Treasurer of nVent Electric plc (the “Company”) notified the Company that he intends to retire effective September 1, 2026. On June 12, 2026, the Board of Directors of the Company appointed Tyler Krutzig as Senior Vice President and Chief Accounting Officer of the Company effective September 1, 2026.

Mr. Krutzig, age 39, has served as the Assistant Corporate Controller of the Company since 2019. Prior to joining the Company, he served in corporate controlling and external reporting roles at Pentair plc from 2016 to 2018. Mr. Krutzig also previously held various positions in the audit practice of Deloitte & Touche LLP from 2008 to 2016.

In connection with Mr. Krutzig being appointed Senior Vice President and Chief Accounting Officer, Mr. Krutzig will receive a Key Executive Employment and Severance Agreement (the “KEESA”) upon the effective date of his appointment as Senior Vice President and Chief Accounting Officer of the Company in the same form applicable for other executive officers of the Company. The KEESA will provide that Mr. Krutzig could be entitled to certain severance and other benefits following a “change in control” (as defined in the KEESA) of the Company if Mr. Krutzig is involuntarily terminated, other than for disability or “cause” (as defined in the KEESA), or if Mr. Krutzig terminates his employment for conditions that constitute “good reason” (as defined in the KEESA). The foregoing description of the KEESA is qualified in its entirety by reference to the full text of the KEESA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses or Funds Acquired
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Shell Company Transactions
Not applicable.
(d)	Exhibits

EXHIBIT INDEX

Exhibit	Description
10.1	Form of Key Executive Employment and Severance Agreement for Tyler Krutzig (incorporated by reference to Exhibit 10.24 in the Annual Report on Form 10-K of nVent Electric plc filed with the Commission on February 20, 2024 (file No. 001-38265)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 17, 2026.

nVent Electric plc
Registrant

By	/s/ Gary L. Corona
Gary L. Corona
Executive Vice President and Chief Financial Officer